UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2024

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer Identification No.)

2174 EastRidge Center
Eau Claire, WI 54701
(Address and Zip Code of principal executive offices)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2024, the Audit Committee of the Board of Directors of Citizens Community Bancorp, Inc. (“the Company”) approved the appointment of Crowe LLP (“Crowe”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. As of the date of this report, Crowe is in the process of its standard client acceptance procedures and has not accepted the engagement. During the fiscal years ended December 31, 2023 and 2022 and for the subsequent interim period through March 4, 2024, neither the Company nor anyone acting on its behalf consulted with Crowe with respect to: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any written report or oral advice provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (iv) any matter that was either the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively).

The appointment of Crowe to serve as the Company’s new independent registered public accounting firm followed the decision by the Company’s current independent registered public accounting firm, Eide Bailly LLP, to exit the financial institution portion of its SEC audit practice, and therefore would decline to stand for reappointment to audit the Company’s consolidated financial statements for the year ending December 31, 2024. This decision by Eide Bailly was made for reasons unrelated to the Company, as reported on Form 8-K filed by the Company on November 20, 2023.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

104	The cover page from this Current Report on Form 8-K in Inline XBRL (Extensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: March 5, 2024	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer